The Impact of Change


                               [TRUE NORTH LOGO]


                                                                  December 2000

AGENDA


  I.      The Commitments/The Progress
 II.      The Changes since April 1999
III.      Signs of Vitality
 IV.      Current Projects
  V.      Strengths Going Forward

                               I. THE COMMITMENTS/
                                   THE PROGRESS

#1. PRIORITY: GROWTH - ORGANIC


PROGRESS: THROUGH ORGANIC GROWTH AND NET NEW
          BUSINESS WINS

     - Organic growth momentum continues to build with seven consecutive quarters of improvement

     - 1999 net new business wins increased 28% to $640 million in equivalent annualized billings; first nine months 2000 doubled vs. year ago

#1 PRIORITY: GROWTH - ORGANIC

PROGRESS: THROUGH EXPANDING COLLABORATION
          THROUGH THE BUSINESS UNITS


     -    Over 200 account referrals resulting in new business since April `99

     -    Set the stage for continuous growth

          -    Infrastructure

               -    Chief Collaboration Officer

               -    50 Officers throughout TN companies

          -    "Keep the family money" incentive program

#1 PRIORITY: GROWTH - ORGANIC

PROGRESS: THROUGH ENTREPRENEURSHIP


     -    New America Strategies Group

          -    The first multicultural, holistic agency

     -    Bozell Kamstra

          - From start-up two years ago to over $300 million; clients include Dow Chemical, Tyco International, Fujitsu global campaign

     -    Database

          -    Created high-end database consultancy - AnalyticI

               -    35 full-time professionals

          -    FCB-owned/shared by all TN companies

#1 PRIORITY: GROWTH - ACQUISITIONS

COMMITMENTS:

-    Expand position outside the U.S.: emphasis Europe

-    Focus on faster growing non-traditional practices:

     -    Public Relations (BSMG)

     -    Sales Promotion (Marketing Drive)

     -    Multicultural and other emerging markets (NASG)

#1 PRIORITY: GROWTH - ACQUISITIONS

PROGRESS: EXPAND POSITION IN EUROPE

     FCB WORLDWIDE
     -------------

     -    UNITED KINGDOM - Banks Hoggins O'Shea

     -    FRANCE - Acam

     -    GERMANY - Borsch Stengel

     -    PORTUGAL - Edson Athayde Communicacao

     -    SPAIN - Augusta BBT

     -    FINLAND - Kauppamainos Oy

     -    POLAND - Ad Fabrika

#1 PRIORITY: GROWTH - ACQUISITIONS

PROGRESS: EXPAND POSITION IN EUROPE

     BSMG WORLDWIDE
     --------------

     -    UNITED KINGDOM    - GJW
                            - Lyons Waddell
                            - Square Mile Holdings

     -    GERMANY           - Management Profile Consulting
                            - APR Wilkens
                            - Pajunk & Scheickhardt

     ...and

     -    HONG KONG         - Scotchbrook Communications

#1 PRIORITY: GROWTH - ACQUISITIONS

PROGRESS: EXPAND IN FASTER GROWING NON-TRADITIONAL PRACTICES

     FCBI
     ----

     -    The Hacker Group
     -    Data Answers*, UK
     -    Datamidia*, Brazil
     -    Opus Group*, UK

     NEW AMERICA STRATEGIES GROUP
     ----------------------------

     -    Don Coleman
     -    Imada Wong
     -    Montemayor

     MEDIA
     -----

     -    MBS Group*, UK                                 *Outside U.S.

#1 PRIORITY: GROWTH - ACQUISITIONS

PROGRESS: EXPAND IN FASTER GROWING NON-TRADITIONAL PRACTICES

     BOZELL GROUP
     ------------

     -    Stein Rogan + Partners
     -    SixtyFootSpider
     - Communications Solutions Division (CSD) of Juntunen Media Group, Digital solutions
     -    Howard, Merrell & Partners

     MARKETING DRIVE WORLDWIDE
     -------------------------

     -    EMP
     -    Luxon Carra
     -    Sierra Communications

#1 PRIORITY: GROWTH - ACQUISITIONS

     SPRINGER & JACOBY
     -----------------

     -    Largest independent advertising group in Germany

     -    Number one creative agency

                                FINANCIAL REVIEW

                            SETTING ASIDE THE LOSS OF
                         DAIMLERCHRYSLER, 2000 HAS BEEN
                        A VERY GOOD YEAR FOR TRUE NORTH

                                 REVENUE GROWTH

                                 REVENUE GROWTH



                                      2000     1999     % INC.
                                      ----     ----     ------
9 MONTH REVENUES                    1,087.3*  966.3*     12.5%

  Organic Revenue Growth                                 10.1%

  Net Acquisition Growth                                  4.2%

  Currency Impact                                        (1.8)%

  * Note: Excludes Modem Media which was deconsolidated effective 4/1/2000

                   Organic Growth Is Our Number One Priority



             1998   1999 Q1   Q2     Q3     Q4     2000 Q1   Q2     Q3
     12                                                             11.7
     11
     10
      9                                            9.2       9.3
      8
      7
      6                              6.0    6.6
      5
      4
      3                       3.9
      2
      1             1.3
      0       0

Note: Excludes Modem Media in all periods

                       Organic growth has been fueled by:

                           -    Net new business

                           -    Collaboration

                                  NEW BUSINESS

                                NET NEW BUSINESS
                          WINS HAVE BEEN EXTRAORDINARY



                          1999*            2000*
                          -----            -----
          1st Q         $    73          $   263

          2nd Q             168              537

          3rd Q             220              258
                        -------          -------

              Total    $    461          $ 1,058

     * Note: Excludes Modem Media in all periods

                         NEW BUSINESS SUCCESS DRIVEN BY
                              QUALITY WINS BY FCB


                             - Compaq

                             - Boeing

                             - Avaya

                             - Taco Bell

                             - Major League Baseball

                             - Jell-O

                                  COLLABORATION

COLLABORATION (CROSS-SELLING) HAS BEEN AN IMPORTANT FACTOR IN OUR GROWTH
THIS YEAR


     -    TN Collaboration Czar appointed

     -    Collaboration Director appointed at each business unit

     -    Collaboration Incentive Program

     -    YTD efforts have generated $38.0 million in annualized Revenue

                                 EXPENSE RATIOS

EXPENSE RATIOS CONTINUE TO IMPROVE DUE TO IMPROVED ORGANIC GROWTH, RESTRUCTURING ACTIVITIES AND COST CONTROL PROGRAMS.



     YTD Staff Cost Ratio       60.9%
         Imp of                 230 Basis Pts

     YTD O&G Ratio              27.8%
         Imp of                 40 Basis Pts

     WE'RE ON TRACK TO REDUCE STAFF COST RATIO TO BELOW 60% IN 2000.

                                OPERATING MARGIN

                    MARGIN IMPROVEMENT IS A PRIORITY IN 2000


The improvement in organic growth coupled with the expense reductions from our restructuring activity has resulted in a significant margin improvement.


                           YTD Operating Margin 11.3%

                              Imp of 270 Basis Pts.


WE'RE ON TRACK TO MEET OR EXCEED OUR GOAL OF A 12%+ OPERATING MARGIN IN 2000.

                               EARNINGS PER SHARE

                  YTD EARNINGS PER SHARE ARE UP SIGNIFICANTLY



                           9 Mos.     9 Mos.
                           2000       1999*      % Inc
                           ------     ------     -----
          Diluted EPS      $1.21       $.90       34%


     * Note: Excludes Restructuring charge and other unusual items

                                FINANCIAL OUTLOOK

EXCLUDING THE IMPACT OF DAIMLERCHRYSLER, THE OUTLOOK REMAINS POSITIVE.


-    Other than Dot.Com accounts -- no signs  of spending cuts by clients.

-    Full-year impact of 2000 new business wins in 2001.

-    Momentum continues into the 4th quarter

-    Goal for 2001 is 9% organic growth, excluding DaimlerChrysler.

                                 DAIMLERCHRYSLER

                                 DAIMLERCHRYSLER


     -    Nov. 3rd announcement by DaimlerChrysler
          -- account consolidated with BBDO.

     -    Decision based on cost savings and size of holding company.

     -    Disappointing but not life threatening.

     -    Transition Plan to be resolved with Chrysler.

                       FINANCIAL IMPACT OF CHRYSLER LOSS


-    Annualized Financial Impact:
     ($140M) Revenue and ($.50) per share

-    2001 Impact ($.22) vs. consensus estimates of $2.41 ASSUMING:

     -    Successful Resolution of Transition Issues with Chrysler

     -    Elimination of a significant portion of Modem losses incurred in 2000.

                                   REVENUE MIX



                                                        2000F
                   1997     1998     1999     2000F     PRO-FORMA
                   ----     ----     ----     -----     ---------
Traditional         73%      72%      69%      66%       62%

Marketing           27%      28%      31%      34%       38%
 Services


All periods exclude MMPT; 1997 and 1998 exclude FRB pooling of interests

Non traditional includes interactive, direct, healthcare, public relations, promotions and directory

Chrysler revenue includes in all periods except Pro-forma

                              FINANCIAL OBJECTIVES


We're on track to meet or exceed our financial objectives for the full year 2000

     -    EPS growth of 15+%

     -    Organic growth > 8%

     -    Operating margin of 12+%

     -    Staff Cost Ratio < 60%

     -    Tax rate in low 40's

     -    Debt to capital ratio of < 40%

                             II. ELEMENTS OF CHANGE

THE ELEMENTS OF CHANGE SINCE APRIL `99 . . .


     -    STRUCTURAL

          -    Realigned assets
          -    Strategic acquisitions

     -    CULTURAL

          -    Created and focused a culture
          -    Significant opportunities for growth

REALIGNMENT IMPACT:
STRONGER GLOBAL POSITIONING


FCB: A NEW GLOBAL POWERHOUSE

     -    #1 agency brand in the U.S., top ten globally
     -    Over $8 billion in billings
     -    New profile: 55% U.S.; 45% International
     -    200+ offices in 96 countries

FCBI: TOP-TEN GLOBAL DIRECT AND INTERACTIVE AGENCY BRAND

     -    $800 million in billings
     - Well-positioned to take the lead in CRM with its new database capability, AnalyticI

REALIGNMENT IMPACT:
STRONGER GLOBAL POSITIONING


FCB HEALTHCARE:

     - Unification of healthcare resources for enhanced healthcare marketing worldwide

     -    New operation among top ten and includes:

          -    Xygote Interactive
          -    ProHealth (medical education unit)

     -    250 employees in 8 cities on four continents

REALIGNMENT IMPACT:
STRONGER GLOBAL POSITIONING


MARKETING DRIVE WORLDWIDE: A SINGLE GLOBAL BRAND OF PREVIOUSLY 14 MARKETING SERVICES COMPANIES

     -    $500 million in equivalent billings
     -    International marketing services capabilities
     -    23 offices in 16 cities in 9 countries

STRATEGIC ACQUISITION IMPACT:
Stronger Global Positioning/High-Growth Sector Focus


BSMG WORLDWIDE

     - Revenue growth dramatic, on average quadrupling in size every five years--expected to reach $180 million in 2000

     - Geographic reach greatly expanded; one of the largest networks in Europe

     -    Now ranked #7 in the U.S.; #8 Worldwide

     - Leader in investor relations practice; largest food and beverage practice; rapidly growing technology and healthcare practices

REALIGNMENT IMPACT:
HIGH-GROWTH SECTOR FOCUS


TN DIRECTORY SERVICES

     -    Ranks second in National YP specialist agencies

     - Wahlstrom winner of more industry awards than any other yellow pages agency

     - Growing at 3 times industry rate because of adding an internet directory consultancy and execution capability

REALIGNMENT/STRATEGIC ACQUISITION
IMPACT: High-Growth Sector Focus


NEW AMERICA STRATEGIES GROUP

     - Ethnic populations are growing at seven times the rate of the general market--expected to account for 50% of Americans by 2020

     - NASG largest multicultural marketer representing all three major ethnic populations

     -    Acquisition of Don Coleman Advertising and Imada Wong

     - Major new business wins in 2000, including Salomon Smith Barney, American Airlines, Exelon, BET Holdings

                             III. SIGNS OF VITALITY

SIGNS OF VITALITY


FCB WORLDWIDE
-------------

[COMPAQ LOGO]

[BOEING LOGO]

[AT&T LOGO]

[AVAYA COMMUNICATION LOGO]

[MONSANTO LOGO]

[ADM LOGO]

[CMGI LOGO]

[BRISTOL-MYERS SQUIBB COMPANY LOGO]

[TACO BELL LOGO]

[KRAFT LOGO]

SIGNS OF VITALITY


BOZELL GROUP
------------

-    Datek increased revenue 66% [DATEK ONLINE LOGO]

-    Bristol-Myers Squibb revenue up 30% [BRISTOL-MYERS SQUIBB COMPANY LOGO]

-    Verizon Wireless revenue +50% [VERIZON LOGO]

- Fujitsu selected Bozell Kamstra as lead agency for global brand communications [FUJITSU LOGO]

SIGNS OF VITALITY


BSMG WORLDWIDE
--------------

[MICROSOFT LOGO]

[BRISTOL-MYERS SQUIBB COMPANY LOGO]

[EXELON-sm- LOGO]

[ADM LOGO]

[SC JOHNSON WAX LOGO]


MARKETING DRIVE WORLDWIDE
-------------------------

[GILLETTE LOGO]

[MERCEDES-BENZ LOGO]

[EXCEDRIN LOGO]

                              IV. CURRENT PROJECTS

CURRENT PROJECTS

MODEM MEDIA

     -    A strong company with great clients

     -    A financial asset

     -    Options

          -    Dividend
          -    Strategic merger
          -    Buy back

CURRENT PROJECTS


DAIMLERCHRYSLER

     - Major loss, but if it had to come, this is the best time in FCB'S history

     -    FCB is continuing their aggressive momentum

          -    Headline global wins
          -    More than $1 billion in net new business this year

                           V. STRENGTHS GOING FORWARD

STRENGTHS GOING FORWARD


     - A $1.5 billion marketing communications holding company ranked #8 worldwide

     -    Clients

          - TN companies serve more than 30 major global clients, half of whom have long-standing relationships (15+ years)

                                  KEY CLIENTS



[APPLEBEE'S LOGO]                             [KRAFT LOGO]                  [QUAKER-Registered Trademark- LOGO]

[AT&T LOGO]                                   [AMAZON.COM LOGO]             [SC JOHNSON WAX LOGO]

[BDF BEIERSDORF LOGO]                         [DOCKERS LOGO]                [SUNKIST LOGO]

[BOEING LOGO]                                 [MERCK LOGO]                  [TACO BELL LOGO]

[BRISTOL-MYERS SQUIBB COMPANY LOGO]           [NABISCO LOGO]                [TROPICANA LOGO]

[CHASE LOGO]                                  [NIKE LOGO]                   [UNITED STATES POSTAL SERVICE LOGO]

[COORS LOGO]                                  [GATORADE LOGO]               [WEBTV NETWORK LOGO]

                                  KEY CLIENTS



[BANK OF AMERICA LOGO]                    [AMERICAN AIRLINES LOGO]   [MTV LOGO]

[AVAYA COMMUNICATION LOGO]                [COMPAQ LOGO]              [GLAXO PHARMACEUTICALS LOGO]

[GOT MILK?-Registered Trademark-  LOGO]   [HILTON-TM- LOGO]          [KAWASAKI-Registered Trademark- LOGO]

[VERIZON LOGO]                            [NORTEL NETWORKS LOGO]     [THE NEW YORK TIMES LOGO]

[GTE LOGO]                                [DATEK ONLINE LOGO]        [MUTUAL OF OMAHA COMPANIES LOGO]

TOP 20 CLIENTS (sorted alphabetically)



CLIENT                            CLIENT SINCE
------                            ------------
American Airlines                 1970
AT&T                              1988
Bank of America                   1998
Beiersdorf                        1978
Bristol-Myers                     1984
Chase Manhattan                   1998
Compaq                            2000
Coors                             1979
Datek                             1999
Glaxo                             1988
GTE/Bell Atlantic                 1983
Kraft/General Foods               1954
Merck                             1974
Nortel                            1997
Quaker Oats - Gatorade            1973
RJR Nabisco - Planters            1980
SC Johnson                        1963
Subaru                            1993
Taco Bell                         1997
US Postal Service                 1995

REVENUE CONCENTRATION*
----------------------


Top Account                  % Total Revenue =  4.9%
Top 5 Accounts               % Total Revenue = 13.7%
Top 10 Accounts              % Total Revenue = 21.1%
Top 20 Accounts              % Total Revenue = 30.9%

* Top client revenue based on 2000 forecasted revenue. Chrysler has been removed and Compaq has been adjusted to approximate a full year fee. Total revenue has been adjusted as well.

STRENGTHS GOING FORWARD


     -    BRANDS

          -    GLOBAL

               -    FCB Worldwide

                    -    Ranked #1 in billings in the U.S.; top ten globally

               -    BSMG Worldwide

                    -    Firmly in the top ten globally; headed for the top five

               -    Marketing Drive Worldwide

                    -    Positioned to meet emerging client need

STRENGTHS GOING FORWARD


          -    U.S. -- WORLD'S LARGEST MARKET

               -    Bozell Group

                    - Top 25 U.S. consolidated agency brand; $1.6 billion in billings
                    - Bozell Kamstra - one of the largest business branding agencies
                    -    AFG - Full-service, growing brand
                    -    BGW - Expertise in Retail, Kids, Entertainment

               -    Temerlin McClain

                    -    #1 Southwest-based agency; $600 million in billings
                    -    Specialists in handling service-driven businesses

               -    New America Strategies Group

               -    Tierney Communications

                    - Based in Philadelphia, recognized by WSJ, NYT, INSIDE PR as "regional powerhouse"
                    -    Recent win of $15 million Exelon energy account

STRENGTHS GOING FORWARD


     -    COLLABORATION

          -    AN OPPORTUNITY NOT YET FULLY REALIZED

               -    FCB Worldwide

                    -    Works with 20% of the Top 200 marketers

               -    Non-Traditional Business Units

                    -    Work with 40% of the Top 200 marketers

               -    200 clients use 2 or more TN companies

               -    25 clients use 4 or more TN companies

R/GA LEGACY


- A creatively-focused interactive services company delivering e-business solutions across all interactive platforms

- An unparalleled body of visual design across film, television, print, CD-ROM, kiosks, and the Web

-    One of the world's Most Awarded New Media Creative Agencies

-    Signature Accounts

     -    IBM--Narrowband (one of three agencies)
     -    Ericsson--Pervasive (opening in Stockholm)
     -    Reuters--Broadband (opening in London)

STRENGTHS GOING FORWARD


     -    TN MEDIA

          -    Unique Media Model

               - Philosophy: media as a function should be unbundled with a separate P&L

               - BUT, professionally integrated to the agency's strategic planning process

               - Offering clients a flexible structure to meet their needs (because there is no single way)

          -    New management; new name soon

                                    THANK YOU